CONFIDENTIAL PORTIONS OF MATERIALS HAVE BEEN OMITTED AND FILED SEPERATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION. THE REDACTED MATERIAL HAS BEEN INDICATED
WITH AN ASTERISK IN BRACKETS ([*]).

                  SECOND AMENDED AND RESTATED SUPPLY AGREEMENT

         THIS SECOND AMENDED AND RESTATED SUPPLY AGREEMENT, dated July 1, 2003
(this "Agreement"), is made and entered into by and between SYSCO CORPORATION, a
Delaware corporation (hereinafter referred to as "Sysco"), and AIPC SALES CO., a
Delaware corporation (hereinafter referred together as "AIPC").

     1.   Recitals.

         1.1 AIPC currently supplies product to Sysco from its pasta plants in
Excelsior Springs, Missouri, Columbia, South Carolina and Tolleson, Arizona
(together hereinafter referred to as the "Plants") pursuant to the terms of that certain Amended and Restated Supply Agreement dated October 29, 1992 (the
"Former Agreement") between American Italian Pasta Company ("Parent") and Sysco.

         1.2 Sysco currently markets and distributes pasta supplied to it by
AIPC pursuant to the terms of the Former Agreement.

         1.3 The Former Agreement was assigned to AIPC pursuant to an Assignment
Agreement dated ________________, 200_, among Parent, AIPC and Sysco.

         1.4 Sysco desires to continue to market and distribute pasta supplied to its operating divisions, subsidiaries and other entities ("Operating
Companies") by AIPC in accordance with the terms hereof and AIPC desires to continue to supply pasta to Sysco for food service distribution at a price and in amounts sufficient to insure Sysco a readily available, cost competitive and high quality source of pasta in accordance with the terms hereof.

         1.5 Sysco proposes to continue to make all Sysco brand pasta sales opportunities available through it to AIPC in accordance with the terms hereof.

         1.6 Sysco and AIPC desire to amend and restate the Former Agreement in its entirety with this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AIPC and Sysco agree as follows:

     2. Purchases and Sales of Products.

         2.1 Products Purchased. AIPC shall manufacture at the Plants and sell to Sysco and Sysco shall purchase from AIPC, in such quantities and at such times as mutually agreed upon by the parties hereto, those pasta products set forth by stock keeping unit ("SKU") on Exhibit 2.1 attached hereto (the
"Products"). The parties hereto may amend Exhibit 2.1 from time to time to add or delete Products as mutually agreed by them in writing. AIPC shall maintain an inventory of Products sufficient to assure that Sysco's orders hereunder will be supplied in the ordinary course of business and consistent with past practice under the Former

                                       2

Agreement. AIPC may only reject a purchase order submitted by Sysco if (i) AIPC does not have sufficient inventory of Products to fulfill such order, (ii) AIPC does not have the capacity to fulfill such order in accordance with the terms of such order; and (iii) such purchase order, or combination of such purchase orders over a thirty (30)-day period, requests the manufacture and delivery of a substantial increase in the type of Product set forth on such purchase order(s)
over the 30-day average purchase order volume for the previous twelve (12)-month period. For purposes of this Section 2.1, a substantial increase shall mean an increase of at least fifteen percent (15%).

         2.2 General Pricing Structure. The Former Agreement called for Product pricing to be the sum of: (i) a compilation of specified costs incurred in the process of manufacturing and selling Products to Sysco delineated in Paragraphs
(a) through (f) of Section 2.2.1 of the Former Agreement, and (ii) a formula driven mark-up to such costs which provided AIPC with a margin from which to recover its financing and administrative costs and to make a profit.

         The parties have rigorously reviewed, and agree to, the compilation of costs that comprise the components and the prices set forth herein and the price list included as Exhibit 2-1 hereof. As such, the parties wish to eliminate the need to regularly and comprehensively compile the components of product cost, and to replace that with the pricing process stated in this agreement.

         Under this Agreement, Sysco will pay a price per Product SKU, based on agreed upon target values for specified cost components, subject to adjustments as provided in this Agreement. The parties have established a baseline price list per Product SKU, included as Exhibit 2.1 hereof (the "Baseline Price
List"), and this Agreement will begin using the Baseline Price List during the
First Measurement Period (defined below).

         Sections 2.3 through 2.10 and the related exhibits: (x) define certain cost components and their supporting cost elements to be measured under this
Agreement, (y) establish baselines for these cost components, and (z) establish the specific methodology for setting target cost component values, adjusting the
Product price list for changes in the target cost component values, and measuring variances from the target values.

         The specific elements of the cost components addressed in Sections 2.3 through 2.10 below are not meant to be a complete compilation of all costs incurred by AIPC in the process of manufacturing Products and selling them to
Sysco. For the purpose of simplicity, many cost elements such as scrap, usage variances, full pallet handling expenses, depreciation, and by-products, have been excluded from Sections 2.3 through 2.10 and shall not be the basis for any adjustment in the Product price list, except as expressly provided in this
Section 2.2. Each of the cost components addressed in Sections 2.3 through 2.10
(the "Initial Cost Components") meets more than one of the following criteria:
(a) it represents a material portion of the total product cost, (b) it is subject to market fluctuations over which neither party has control, (c) it is directly impacted by Sysco's behavior in placing orders for the Products, and
(d) it can be measured by an objective standard which is agreeable to both parties. If a cost element is not specifically identified as part of an Initial
Cost Component, AIPC will not have the ability to adjust the selling price of the Products to reflect any fluctuation in the cost of such cost element unless there is a material fundamental or catastrophic change in the nature of that cost element relative to the cost elements identified in the Initial Cost
Components from that in effect on the date of this Agreement. In such event, the parties agree to discuss in good faith appropriate adjustments to the pricing structure under this Agreement to address such change.

         The Initial Cost Components are as follows: [*]

         After the end of the First Measurement Period (defined below) the parties will calculate the actual amount of the Initial Cost Components over the
Measurement Period (the "Actual Component Costs"). To the extent the sum of the
Actual Component Costs for all Products vary from the sum of the corresponding component costs used to calculate the cost of such Products in the Baseline
Price List, the difference will be computed as a price variance (the
"Variance"), and the party owing the Variance to the other party will pay it pursuant to Section 2.10. Prior to the expiration of each Measurement Period, as provided below, the parties will mutually set the target values for the Initial
Cost Components for the next succeeding Measurement Period. To the extent that the target values are higher or lower than in the current Measurement Period, they will be applied as Product price adjustments for the next succeeding
Measurement Period, again subject to the end-of-period variance adjustments. In this manner , one party or the other will pay price variances at the end of each
Measurement Period, and the prices will be set for the next following
Measurement Period.

         Product pricing will be based on [*] components as follows. Even though durum used for both the Excelsior Springs and Columbia plants generally comes from the same sources, [*] transporting the durum to that Plant. In addition,
Products that are made at one Plant, but which are shipped at Sysco's request to a second Plant for delivery to Sysco, will contain [*] as a part of their prices.

         [*] are subject to adjustment every six months as described below, while [*] are subject to adjustment annually as described below. [*] will vary from the baseline level as a result of cost savings reductions and volume adjustments.

         The following definitions shall apply to this Agreement: "Contract
Year" shall mean the period from January 1 through December 31 each calendar year, with the proviso that the first Contract Year will run from the date of this Agreement through December 31, 2003, and the last Contract year will run from January 1 of the year of termination to the date of termination if the date of termination is a date other than December 31. "Adjustment Dates" will be
January 1 and July 1 of each year. "Measurement Period" shall mean the six-month periods following each Adjustment Date. The First Measurement Period shall be the six-month period ending on December 31, 2003. The first Adjustment Date will be January 1, 2004.

         2.3 Semolina Cost.

               (a) For the purpose of this Section 2.3, the following terms shall have the following meanings:

               (i)  "Durum Cost" shall mean the cost per bushel for durum as used to produce Products under this Agreement. "Target Durum
                    Cost" shall mean the expected Durum Cost agreed

                    to by the parties for the next immediate Measurement Period.
                    "Actual Durum Cost" shall mean the Durum Cost paid by AIPC during any Measurement Period.

               (ii) "Mill Yield Value" shall mean the percentage of durum converted to semolina in the milling process. "Target Mill
                    Yield Value" shall mean the expected Mill Yield Value agreed to by the parties for the next immediate Measurement Period.
                    "Actual Mill Yield Value" shall mean the Mill Yield Value
                    during any Measurement Period.

               (iii) "Millfeed Value" shall mean the value of millfeed per pound produced as a by-product of milling durum into semolina.
                    "Target Millfeed Value" shall mean the expected Millfeed
                    Value agreed to by the parties for the next immediate
                    Measurement Period. "Actual Millfeed Value" shall mean the
                    Millfeed Value during any Measurement Period.

          (b) Exhibit 2.3 sets forth the baseline Semolina cost per pound to be paid by Sysco during the First Measurement Period. Said exhibit also sets forth the baseline durum cost, the baseline mill yield values for each
     Plant, and the Target Millfeed Value.

          (c) At least 45 days prior to each Adjustment Date, the parties will agree to a Target Durum Cost per bushel, a Target Millfeed Value and a
     Target Mill Yield of Semolina to apply to the Excelsior Springs Plant and the Columbia Plant during the succeeding Measurement Period. [*]
     With respect to the Tolleson Plant only, where AIPC purchases semolina already manufactured by a third party, at least 45 days prior to each
     Adjustment Date, the parties will agree to a Target Semolina Cost which shall be the cost AIPC expects to pay the third party manufacturer during the succeeding Measurement Period.

          (d) Within 30 days following the end of each Measurement Period, AIPC will calculate for each Plant the Actual Durum Cost per pound (using
     [*] pounds per bushel), and the Actual Mill Yield of Semolina, and
     [*], will determine the Actual Gross Semolina Cost per pound for the
     Plant. The Actual Semolina Cost (per pound) will be derived by [*].

         With respect to the Tolleson Plant only, the Semolina Variance shall be based on [*], provided such actual cost is documented by AIPC.

         [*].

          (e) The following is an example of the above Semolina Variance computation for the Excelsior Springs and Columbia Plants:

         [*]

          (f) If the parties agree that in a given Measurement Period AIPC will obtain durum for use in the Products by entering into specified forward purchase contracts for durum, at the time of the purchase of such contract they will agree to the yield expected to be achieved from such durum.
     Accordingly, [*]. If the quantity of durum purchased by such forward-purchase contracts is insufficient to cover the total production volume of Products during a Measurement Period, the portion of the durum volume not covered by the forward-purchase contracts will be subject to the terms of Section 2.3(a) through (d) above.

          (g) Subject to a written agreement otherwise, in the event AIPC implements manufacturing or operating changes that directly result in increased Semolina cost, then such cost increase will be borne by AIPC if it initiated the change, or by Sysco if the change was made at the written request of Sysco. Subject to a written agreement otherwise, if AIPC implements a manufacturing or operating change that was made at Sysco's written request, which change directly results in decreased Semolina cost, then 100% of such cost decrease will be for the benefit of Sysco. If the change was initiated by AIPC, then such decrease will be shared two-thirds to the benefit of Sysco and one-third to the benefit of AIPC. If any change described herein requires an investment of capital by AIPC, the parties agree that AIPC shall be entitled to be reimbursed [*] as of the date of the implementation of such change prior to sharing any cost savings with Sysco. Subject to the annual limitation contained in Section 2.10(a), any per-pound cost savings or increases under this Section 2.3(g) shall be expressed as a price adjustment to take effect for the next succeeding
     Measurement Period.

         2.4 Packaging Cost Component.

          (a) Exhibit 2.4(a)-1 sets forth the base-line procurement cost of films and boxes ("Packaging Cost") to be used during the First Measurement
     Period under this Agreement. Exhibit 2.4(a)-2 describes the packaging used for each Product, and calculates the per-pound cost of the packaging.

          (b) At least 45 days prior to each Adjustment Date the parties will agree to a target packaging cost to be used for the succeeding Measurement
     Period for all Plants, using the costs at the Excelsior Springs Plant
     ("Target Packaging Cost"). The Target Packaging Cost will [*].

          (c) Within 30 days following the end of each Measurement Period, AIPC will determine the actual per-unit Packaging Cost incurred by AIPC in the just-concluded Measurement Period at its Excelsior Springs Plant ("Actual
     Packaging Cost"). [*]. The Packaging Cost Variance will be paid pursuant to the terms of Section 2.10 hereof.

          (d) Subject to a written agreement otherwise, in the event AIPC implements manufacturing or operating changes that directly result in increased Packaging Cost, or if AIPC switches from chep pallets to other types of pallets, then such cost increase will be borne by AIPC if it initiated the change or by Sysco if the change was made at the written request of Sysco. Subject to a written agreement otherwise, if AIPC implements a manufacturing or operating change that was made at Sysco's written request, which change directly results in decreased Packaging Cost, then 100% of such cost decrease will be for the benefit of Sysco. If the change was initiated by AIPC, then such decrease will be shared two-thirds to the benefit of Sysco and one-third to the benefit of AIPC. If any change described herein requires an investment of capital by AIPC, the parties agree that AIPC shall be entitled to be reimbursed [*] as of the date of the implementation of such change prior to sharing cost savings with Sysco. Subject to the annual limitation contained in Section 2.10(a), any per-pound cost savings or increases under this section shall be expressed as a price adjustment to take effect for the succeeding
     Measurement Period.

         2.5 Transportation Cost.

          (a) Exhibit 2.5 sets forth the specific Products that will be manufactured exclusively at the Excelsior Springs Plant and transferred to one or both of the other Plants. AIPC shall have the right to add or subtract Products from this list at any Adjustment Date upon written notice to Sysco.Exhibit 2.5 also establishes the baseline average transportation cost per pound for each interfacility route (the "Average
     Transportation Cost"). The prices for the Products listed on Exhibit
     2.5 at the Columbia and Tolleson Plants will be [*].

          (b) At least 45 days prior to the start of the each Contract Year, the parties will agree to a target average transportation cost to be used for the next Contract Year ("Target Average Transportation Cost"). The Target
     Average Transportation Cost will be included in the price paid by Sysco for each Product during the succeeding Contract Year.

          (c) The parties acknowledge and agree that they will neither calculate nor pay any variance between the Target Average Transportation Cost and the actual average costs incurred for transportation.

         2.6 Piece Picking Cost.

          (a) Exhibit 2.6 sets forth the per-pound average piece pick cost to be used as the base-line for the First Measurement Period of this
     Agreement ("Average Piece Pick Cost"). Exhibit 2.6 also shows the baseline values for the cost of each piece; pick and the percentage of pieces picked.

          (b) At least 45 days prior to each Adjustment Date, the parties will agree on the target cost of each piece pick costs and targeted percentage of pieces picked, and shall calculate [*] the target average piece pick cost to be used for the succeeding Measurement Period ("Target Average
     Piece Pick Cost"). [*].

          (c) After the end of each Measurement Period, AIPC will determine the actual percentage of pieces picked, and will calculate the actual per-pound
     Average Piece Pick Cost incurred during the just-concluded Measurement
     Period, by [*]. The resulting Variance will be paid pursuant to the terms of Section 2.10 hereof.

          (d) Subject to a written agreement otherwise, in the event AIPC implements manufacturing or operating changes that directly result in increased Average Piece Pick Cost, then such cost increase will be borne by
     AIPC if it initiated the change, or by Sysco if the change was made at the written request of Sysco. Subject to a written agreement otherwise, if AIPC implements a manufacturing or operating change that was made at Sysco's written request, which change directly results in decreased Average Piece
     Pick Cost, then 100% of such

                                        6

     cost decrease will be for the benefit of Sysco. If the change was initiated by AIPC, then such decrease will be shared two-thirds to the benefit of
     Sysco and one-third to the benefit of AIPC. If any change described herein requires an investment of capital by AIPC, the parties agree that AIPC be entitled to be reimbursed [*] as of the date of the implementation of such change prior to sharing cost savings with Sysco. Subject to the annual limitation contained in Section 2.10(a), any per-pound cost savings or increases under this section shall be expressed as a price adjustment to take effect for the next succeeding Measurement Period.

         2.7 Additives Cost.

          (a) Exhibit 2.7 sets forth the per-pound procurement cost of additives, lists all of the Products that contain additives, lists the percentage of additives contained in each Product, and lists the implied per pasta pound cost of the additives in each Product (the "Additive
     Cost"), which will be used as the baseline Additive Cost in the First
     Measurement Period.

          (b) At least 45 days prior to each Adjustment Date the parties will agree on the target additive cost for each Product to be used for the succeeding Measurement Period based on costs at the Excelsior Springs Plant
     ("Target Additive Cost"). The Target Additive Cost will be included in the per-pound price to be paid by Sysco for each Product during the succeeding
     Measurement Period.

          (c) Within 30 days following the end of each Measurement Period, AIPC will determine the actual per-unit Additive Cost incurred by AIPC in the just concluded Measurement Period, at its Excelsior Springs Plant ("Actual
     Additive Cost"). [*]. The Additive Cost Variance will be paid pursuant to the terms of Section 2.10 hereof.

          (d) Subject to a written agreement otherwise, in the event AIPC implements manufacturing or operating changes that directly result in increased Additives Costs, then such cost increase will be borne by AIPC if it initiated the change or by Sysco if the change was made at the written request of Sysco. Subject to agreement otherwise, if AIPC implements a manufacturing or operating change that was made at Sysco's written request, which change directly results in decreased Additives Costs, then 100% of such cost decrease will be for the benefit of Sysco. If the change was initiated by AIPC, then such decrease will be shared two-thirds to the benefit of Sysco and one-third to the benefit of AIPC. If any change described herein requires an investment of capital by AIPC, the parties agree that AIPC shall be entitled to be reimbursed [*] as of the date of the implementation of such change prior to sharing cost savings with Sysco. Subject to the annual limitation contained in Section 2.10(a), any per-pound cost savings or increases under this section shall be expressed as a price adjustment to take effect for the next succeeding
     Measurement Period.

         2.8 Co-Packing Cost.

          (a) Exhibit 2.8 sets forth the specific Products to be
     considered as "Other Pasta" as defined in Section 2.20, and the per-pound cost of co-packed Products furnished to Sysco under this Agreement
     ("Co-Packing Cost"), which will be used as the baseline Co-Packing Cost in the First Measurement Period. AIPC shall have the right to delete Products from this list at any Adjustment Date upon written notice to Sysco. Such deleted Products then shall be subject to the terms of Sections 2.3 through
     2.7.

          (b) At least 45 days prior to each Adjustment Date, the parties will agree on target co-packing cost for each Product to be used for the succeeding Measurement Period based on the Excelsior Springs Plant ("Target
     Co-Packing Cost"). The Target Co- Packing Cost will be included in the price paid by Sysco for each Product during the succeeding Measurement
     Period.

          (c) The parties acknowledge and agree that they will neither calculate nor pay any variance between the Target Co-Packing Cost and the actual co-packing costs incurred for co-packed Products furnished to Sysco under this Agreement.

         2.9 Conversion Cost Component.

          (a) Exhibit 2.9 sets forth the elements of conversion cost and the baseline per-pound conversion cost to be used for the first Contract
     Year ("Conversion Cost"). The parties acknowledge that in the course of converting durum into Products, AIPC incurs costs such as depreciation and scrap losses, other than those included in Exhibit 2.9.
     However, changes in any of the costs excluded from the calculations in
     Exhibit 2.9 will not result in adjustment to the price of the
     Products except under the circumstances described in Section
     2.2 related to fundamental or catastrophic cost changes.

          (b) At least 45 days prior to the start of each Contract Year, the parties will agree to a target conversion cost for its combined operations at the Excelsior Springs and Columbia Plants to apply to the next Contract
     Year ("Target Conversion Cost"). (The Tolleson Plant or any other U.S.
     Plant will be included if it is expected to ship 10% or more of the
     Products purchased by Sysco in the next Contract Year.) The Target
     Conversion Cost will be included in the price paid by Sysco for each
     Product during the succeeding Contract Year.

          (c) Within 30 days following the end of each Contract Year, AIPC will determine the actual conversion cost for its most recently ended fiscal year (the "Fiscal Year") based on its combined operations at its Excelsior
     Springs and Columbia Plants ("Actual Conversion Cost"). [*]. The
     resulting Conversion Cost Variance will be paid pursuant to the terms of
     Section 2.10 hereof. (Provisos: (i) The Tolleson Plant or any other U.S.
     Plant will be included in the conversion cost calculation if it shipped 10%
     or more of the Products purchased by Sysco during the just concluded Fiscal
     Year; and (ii) if this Agreement terminates on any date other than December
     31 of a given year, the final calculation of the Conversion Cost Variance will be based on AIPC's most recent fiscal quarters since the beginning of the Contract year up until the date of termination.)

         2.10 Margin Aggregate Variances and Cost Reductions.

          (a) In the First Measurement Period, the baseline Product prices reflect that AIPC will receive a baseline margin of [*] per pound.
     Thereafter, AIPC's per-pound margin will remain unchanged except as affected by cost savings from manufacturing or operating changes computed under Sections 2.3 through 2.9 above; provided, however, notwithstanding the terms of Sections 2.3 through 2.9, AIPC's maximum net cost savings benefit in any Contract

     Year shall be limited to a margin increase of no more than [*] per pound compared to the previous Contract Year.

          (b) The Semolina Variance, Packaging Cost Variance, Piece Pick Cost
     Variance, and Additive Cost Variance computed under Sections 2.3, 2.4 and
     2.6 and 2.7 shall be [*] and shall be determined within 60 days after the end of the Measurement Period. If the [*], within 90 days after the end of the Measurement Period on which the
          [*] was based.

          (c) The [*] shall be computed annually pursuant to Section 2.9.
     If the [*], within 90 days after the end of the Contract Year on which the [*] was based.

          (d) For purposes of computing Biannual Variance and Annual Variance
     (collectively the "Variances"), AIPC shall [*] applicable to its fiscal reporting period that most closely corresponds to the applicable
     Measurement Period for the Biannual Variances, or in the case of the Annual
     Variance, the Fiscal Year. For example, the First Measurement Period each year corresponds to AIPC's fiscal second and third fiscal quarters, and
     AIPC's results from those quarters shall be used to compute the Biannual
     Variances. The second Measurement Period each year corresponds to AIPC's fiscal fourth quarter and the first fiscal quarter of the subsequent fiscal year, and those quarters shall be used to compute the Biannual Variances.

          (e) In order to assist Sysco in planning its quarterly expenses, AIPC will compute an estimated net Variances based on costs through the date of the estimate, and AIPC will provide Sysco with written notice thereof, no later than forty-five (45) days before the end of each calendar quarter.
     Such estimate shall be a good-faith estimate, and shall not be binding upon
     AIPC. Such estimate shall indicate what the net Variances will be at the end of the then-current Measurement Period and Contract Year if the then-current cost trends continue through the end of the Measurement Period and Contract Year. Thus, AIPC will advise Sysco of the estimated net
     Variances on or before February 13, May 16, August 16, and November 15, of each year.

         2.11 Effect of Failure to Agree. In the event the parties do not reach agreement on any target value under Sections 2.3 through 2.9, above, the applicable target value then in effect will continue to be the target value for the subsequent Measurement Period until the parties reach agreement or until the matter has been determined pursuant to Section 8.10, below.

         2.12 Sysco Right to Object and Audit. In the event Sysco disputes any variance calculation with respect to any Measurement Period or any Contract Year made by AIPC under Sections 2.3 through 2.10 above, Sysco may object thereto in writing within 30 days of AIPC's determination of such variance ("Variance
Objection"). Sysco will then have 60 days from submission of its Variance
Objection to review, during reasonable business hours, the business records of
AIPC used to reach such determination, and to notify AIPC in writing of the actual variance that Sysco believes to be accurate ("Sysco-Determined
Variance"). In the event the parties cannot agree upon the actual variance in question within 30 days from Sysco's submission of the Sysco-Determined
Variance, the matter may be submitted by either party for resolution pursuant to
Section 8.10, below. Any differences in variances agreed to by the Parties or determined pursuant to Section 8.10, will be paid by the appropriate Party to the other within 10 days thereafter, together with interest thereon at the rate of 8% per annum from the date such payment should have been made pursuant to
Section 2.10 of this Agreement.

         2.13 Payment Terms. Sysco shall make payments to AIPC for Products supplied to Sysco by AIPC within fifteen (15) days after receipt of an invoice therefor.

         2.14 Exclusive Supplier to Sysco in U.S. Except for sales pursuant to
Section 2.17 of this Agreement, during the term hereof AIPC shall not act as a supplier or seller of pasta or Products to any business other than Sysco in the
United States that, as its primary business, operates as, or sells and delivers to, institutions (such as restaurants, hospitals and schools) which provide food for consumption away from home ("Foodservice Business"). Specifically, AIPC may sell pasta and/or Products (i) to a business that sells food directly to consumers at retail, including but not limited to grocery, drug, mass merchant, health food, and other similar retail stores ("Retail Business") or that sells or distributes products to the Retail Business, (ii) to industrial ingredient food processors who use pasta in their finished product and (iii) to government agencies and through government-sponsored food programs.

         2.15 Exclusive Right to Market Sysco Label Pasta in U.S. AIPC shall have the exclusive right to supply Products bearing a Sysco-owned label through
Sysco in the United States, provided that (i) AIPC maintains the quality of such
Products and supplies them at a competitive price (based upon prices available in long term arrangements and taking into consideration the costs associated with the multi-colored packaging and box designs which have been or will be designed by Sysco and AIPC), and (ii) AIPC provides a continuous source of supply of Products to Sysco, it being understood that in the event of an interruption in AIPC's production, AIPC shall be permitted to utilize other sources of supply (provided such supply is of similar quality to the Products produced by AIPC) as approved in writing in advance by Sysco. Nothing in this
Section shall be construed as obligating AIPC to sell Products to Sysco at less than the price provided for in this Agreement or to utilize such alternative sources of supply as approved by Sysco, unless AIPC elects to do so in order to maintain its exclusive rights under this Section.

         2.16 Sales in Mexico, Canada, and Europe. During the term hereof, if
Sysco should desire to sell pasta products in Mexico, Canada or Europe, Sysco shall give AIPC a right of first refusal to supply such products as follows:
when Sysco has received a written, bona fide offer from a third party to supply pasta products to Sysco in any of such geographical areas, Sysco shall provide
AIPC with all relevant data concerning such third-party offer, and AIPC shall have fourteen (14) days to respond in writing with its proposal. If AIPC's proposal is substantially equal to, or less costly than, the third-party offer,
Sysco shall enter into a supply contract with AIPC in accordance with the terms of AIPC's proposal as modified by the mutual written agreement of the parties.
It is further understood that to the extent allowable by applicable law, AIPC's supply of pasta products to Sysco in Europe will be from AIPC's subsidiary,
Pasta Lensi, s.r.l. Notwithstanding anything to the contrary set forth in this
Section 2.16, AIPC acknowledges that Sysco currently sells pasta products under the Arrezzio label in Canada pursuant to an existing contract with a third party supplier. AIPC acknowledges and agrees that such contract shall not be subject to the right of first refusal granted hereunder so long as the contract involves only Arrezzio-branded product.

                                       10

         2.17 Direct Sales to Certain Sysco Customers. The parties acknowledge that certain Foodservice Business customers (including the military, universities and major restaurant chains) may insist upon purchasing directly from a manufacturer. In those situations, AIPC shall be permitted to sell
Products directly to such Foodservice Businesses at prices negotiated between
AIPC and such Foodservice Businesses, and AIPC shall use Sysco's Operating
Companies as AIPC's exclusive agent in connection with such direct sales. Sysco will be compensated on such sales by the payment of a fee to be mutually agreed by AIPC and Sysco. Such sales may be in the form of actual sales or as sales to
Sysco at the prices contracted with such customers, in which case AIPC shall pay the agreed upon fee monthly to Sysco within 15 days of the end of the calendar month for all sales made during that month.

         2.18 Sysco Orders; Billing. Sysco, on behalf of the Operating
Companies, shall order directly from AIPC for all purchases hereunder. Such orders shall be placed at least four (4) business days prior to the requested shipment date. Sysco may, for special orders, request a shorter delivery date, and AIPC will use reasonable, good faith efforts to meet such special delivery date(s). Billing by AIPC shall be directly to Sysco, irrespective of which
Operating Company is the recipient of the respective order(s).

         2.19 Labeling. AIPC agrees to use such labeling on the pasta ordered by
Sysco as is supplied to AIPC by Sysco or obtained by AIPC in accordance with the instructions and guidelines of Sysco.

         2.20 Purchase of Pasta Not Manufactured by AIPC. As of the date of this
Agreement, AIPC does not manufacture certain types of pasta such as giant shells and manicotti ("Other Pasta"). Sysco will permit AIPC to purchase Other Pasta for resale to Sysco under Sysco labels. AIPC will have the exclusive right to market Other Pasta bearing a Sysco label through Sysco in the United States,
Canada and Mexico, provided that (1) the quality of the Other Pasta is acceptable to Sysco in its reasonable judgment, (2) AIPC is willing to sell the
Other Pasta to Sysco at a price which is comparable to a price for Other Pasta of similar quality and packaging and in similar quantities as is available to
Sysco from one or more third parties, and (3) the Other Pasta is manufactured in accordance with Sysco's quality assurance standards that are applicable to
AIPC's facilities. The price for Other Pasta is established pursuant to Exhibit
2.1 hereof and adjusted pursuant to Section 2.8 hereof.

     3. Trademark Licenses.

         3.1 Sysco License. During the term of this Agreement,
Sysco hereby grants to AIPC the non-exclusive right to use the Sysco Trademarks
(as such term is defined below) on and in relation to its sale of the Products to the Sysco and the Operating Companies. Such use of the Sysco Trademarks shall be in accordance with the instructions and guidelines of Sysco as provided to
AIPC from time to time. AIPC acknowledges and agrees that it is only authorized hereunder to sell the Products bearing any of the Sysco Trademarks to the Sysco or the Sysco Operating Companies and sales or distribution to any other parties are expressly prohibited, except as otherwise expressly provided in Section 2.17 herein or in writing by Sysco.

         (a) Limited Use of Sysco Trademarks. AIPC agrees that during the term of and after the termination of this Agreement it shall not use any of the
Sysco Trademarks or any words or marks confusingly similar thereto in connection with the manufacture, use, sale or distribution of any products which are not sold exclusively to the Sysco or the Operating Companies.

         (b) Definition of Sysco Trademarks. For purposes of this
Agreement "Sysco Trademarks" shall mean one or more of the trademarks, brands, logos, symbols, slogans, or packaging motifs designated by Sysco form time to time and owned or licensed by Sysco, any of the Operating Companies and/or any affiliates of Sysco for resale by Sysco or the Operating Companies.

         3.2 AIPC License. AIPC acknowledges and agrees that Sysco
shall have the right to continue using the mark PASTA LA BELLA pursuant to the terms of that certain trademark license agreement entered into between Sysco and
AIPC and dated February 3, 1994, ("Pasta La Bella License"). As such, the Pasta
La Bella License may be amended from time to time.

     4. Marketing and Promotion.

         4.1 Marketing and Promotional Activities of Sysco. Sysco
shall use reasonable, good faith efforts to sell Products to Sysco's existing
Foodservice Business customers in the United States, Canada and Mexico in accordance with necessary and appropriate marketing and promotional practices.
Subject to Section 3.2 hereof, Sysco shall bear all expenses incurred in connection with all such marketing and promotional activities engaged in by
Sysco.

         4.2 Marketing and Promotional Activities of AIPC. AIPC
shall continue to cooperate with Sysco in developing Sysco's pasta marketing program in the United States, Canada and Mexico. In the event AIPC and Sysco agree in writing that Sysco will assume the cost of any sales, marketing and promotional activities and expenses historically provided by AIPC, Sysco will receive a corresponding reduction in the price of Products.

         4.3 Joint Marketing. Sysco may request that the parties
engage in joint marketing efforts beyond the scope of Sections 3.1 and 3.2 above, upon terms to be mutually agreed by the parties from time to time.

     5. Warranties, Covenants and Agreements.

         5.1 Warranty as to Purchased Products. AIPC warrants that
each Product will meet the specifications for such Product that are in effect or as otherwise agreed to by the parties from time to time. If AIPC supplies Other
Pasta to Sysco pursuant to Sections 2.8 and 2.20 of this Agreement, AIPC warrants that Other Pasta will meet the mutually agreed specifications for such
Other Pasta. AIPC further warrants that the Products and Other Pasta delivered to Sysco hereunder, as of the date of delivery to the Operating Company, (a)
will not be adulterated or misbranded within the meaning of the Federal Food,
Drug and Cosmetic Act (the "Act"), (b) will not be an article which cannot be introduced into interstate commerce under the provisions of Section 404 and 505 of the Act, and (c) will be in material compliance with all applicable federal, state and local laws.

                                       12

         5.2 Covenants.

         (a) Compliance with Laws. AIPC agrees that its Plants shall be operated in material compliance with all applicable codes, laws, statutes, regulations and ordinances, whether federal, state or local including, without limitation, all environmental, health or safety laws. AIPC will promptly notify
Sysco of any notices or proceedings arising out of the material nonconformity or noncompliance with respect to any matters addressed in this Section 4.2 and AIPC will promptly cure or have dismissed with prejudice any such actions or proceedings to Sysco's reasonable satisfaction.

         (b) Permits and Licenses. During the term of this Agreement,
AIPC agrees to maintain in place all permits and licenses reasonably necessary for the operation by AIPC of the Plants and shall otherwise comply with any and all laws, ordinances, rules and regulations of any governmental unit or agency having jurisdiction related in any way to the use or occupancy of the Plants by
AIPC, including, without limitation, the United States Department of
Agriculture.

         (c) Repairs and Operation. AIPC agrees to operate the Plants in a commercially reasonable manner and to keep the Plants in good repair in accordance with reasonable standards of operation and good manufacturing practices of the United States Food and Drug Administration.

         (d) Inspections. Upon reasonable notice to AIPC, Sysco's
employees and representatives shall have the right of full access to the Plants during normal business hours during the term of this Agreement so long as they agree to comply with all rules and regulations applied by AIPC generally to all
Plant visitors.

         5.3 Changes and Improvements. During the course of this
Agreement, AIPC may develop or implement changes to its manufacturing, operating, or business methods as a result of its own initiatives or as a result of information provided by Sysco. In either event, such changes, and the information and know-how on which they are based, will be deemed to be the sole and exclusive property of AIPC and may be used by AIPC with respect to its business without any compensation to Sysco other than as specifically provided herein. Nothing in this Agreement obligates either party to develop or implement any change in their manufacturing, operating or business methods.

     6. Term of Agreement.

         6.1 Initial Term. Subject to the provisions of this Article, this
Agreement shall become effective on July 1, 2003, and expire December 31, 2006.

         6.2 Termination in Event of Default or Bankruptcy. Either party may terminate this Agreement, prior to the expiration of the term hereof, upon (a)
the other party's failure to cure any default hereunder within ninety (90) days of receipt of written notification of such default or (b) the filing of any petition in bankruptcy or the commencement of any proceeding relating to the relief or readjustment of indebtedness, either through reorganization or otherwise, by or against the other party.

                                       13

         6.3 Termination by Sysco. If AIPC becomes substantially unable to perform its obligations under this Agreement for any reason other than those listed in Section 9.7 hereof, and such inability to perform persists for three
(3) months or more, Sysco may terminate this Agreement.

         6.4 Extension of Term. This Agreement will renew automatically for additional terms of three (3) years each, up to a maximum of two additional terms, except as provided below:

         (a) Sysco may decline to renew for the next term if it provides to AIPC a written termination notice no later than six (6) months prior to the end of the then-current term; or

         (b) If Sysco's annualized purchasing volume for the first six months of the third Contract Year of any term is more than 10% below its average annual volume of purchases during the first two Contract Years of such term, AIPC may decline to renew for the next term by giving written notice to Sysco no later than three months prior to the end of the then-current term.

         6.5 End of Term Inventory. The parties acknowledge that
the Products are manufactured and packaged exclusively for Sysco, and that AIPC has no market for the Products and packaging other than Sysco. Accordingly, unless otherwise requested by Sysco, AIPC shall be entitled to draw down its inventory of Products and packaging near the end of any term of this Agreement so as to not have excess inventory remaining at the end of the term, even if this means that some orders will be incompletely filled during the last month of the term. If Sysco desires that orders be filled completely throughout the term, it may so notify AIPC to do so, but in such case Sysco shall be obligated to purchase any leftover inventory of Products or packaging from AIPC at the end of the term. The Products shall be purchased at the then-current rates under this
Agreement, and the packaging shall be purchased at the costs paid therefor by
AIPC.

     7. Indemnification and Insurance.

         7.1 Indemnification by AIPC. AIPC shall defend, indemnify and hold harmless Sysco, the Operating Companies and their respective employees, officers, directors and customers (individually an "Indemnitee") from all actions, suits, claims and proceedings ("Claims"), and any judgments, damages, fines, costs and expenses, including reasonable attorneys' fees resulting therefrom (and Indemnitee shall notify AIPC promptly of the service of process or receipt of actual notice of any Claim) (A) brought or commenced by federal, state or local governmental authorities against any Indemnitee alleging that any
Products or Other Pasta sold by AIPC to or on the order of Sysco or an Operating
Company hereunder did not, as of the date of delivery, meet the representations set forth in Section 4.1 above; (B) to the extent allowed by applicable law, brought or commenced by an employee (statutory or other), agent, representative, officer and director of AIPC or its contractors and subcontractors for personal injury, death, loss or damage of property arising out of or alleged to have arisen out of any occurrence on owned, leased, permanent, or temporary property or premises of Sysco or an Operating Company; or, (C) brought or commenced by any person or entity against any

                                       14

Indemnitee for recovery of damages for the injury, illness and/or death of any person or damage to property, in either case, arising out of (i) the delivery, sale, resale, use, consumption or labeling or any Product or Other Product; (ii)
the failure of any Product or Other Product to meet the representations set forth in Section 4.1, above; or (iii) the negligence of AIPC. AIPC's indemnification obligations hereunder shall not apply to the extent that Claims are (x) caused by the negligence of an Indemnitee, or (y) arise out of the use of the Sysco Trademarks pursuant to this Agreement.

         7.2 Indemnification by Sysco. Sysco shall defend, indemnify and hold harmless AIPC and its employees, officers and directors from and against any and all claims and liabilities, including costs, expenses and reasonable attorneys fees incurred in connection with the defense of any such Claims, arising out of
(i) Sysco's marketing efforts pursuant hereto, (ii) the misuse, improper storage, handling or adulteration of any Pasta or Other Products by Sysco or an
Operating Company, or (iii) the use of the Sysco Trademarks pursuant to this
Agreement.

         7.3 Insurance. AIPC shall maintain in effect insurance coverage with reputable insurance companies covering worker's compensation and employers'
liability, automobile liability, comprehensive general liability, including product liability and excess liability, all with limits described in Exhibit
7.3. AIPC shall furnish a certificate evidencing the obligation of its insurance carriers not to cancel or materially amend such policies without thirty (30)
days prior written notice to Sysco. In addition, Sysco shall be named as an additional insured with respect to (i) the comprehensive general product liability coverages specified herein using the Insurance Services Office form CG
2015 Broad Form Vendor's endorsement or its equivalent, and (ii) automobile and excess liability coverages.

     8. Assignment.

         8.1 Assignment. This Agreement shall not be assignable by AIPC or
Sysco without the written consent of the other party, including any assignment by operation of law occurring as the result of any foreclosure of the Plants or any material component thereof by any person having a security interest or mortgage therein, and any attempted assignment in violation of this provision shall be void and unenforceable. For purposes of this Agreement, any merger, sale of all or substantially all of the assets, sale or transfer of a controlling interest in the shares or other voting securities, or any other transaction or series of transactions which results in any change in the person or persons holding a majority of the voting securities in any party (or any entity controlling such party), shall be deemed to be an assignment of this
Agreement by such party which shall require the consent of the other party as set forth above.

         8.2 Binding Effect. Subject to Section 8.1, this Agreement and the rights and obligations of the parties hereto shall be binding upon and shall inure to the benefit of such parties and their successors and permitted assigns.

     9. Miscellaneous.

         9.1 Entire Agreement. This instrument constitutes the entire agreement between AIPC and Sysco and it expressly supersedes all other prior oral or written negotiations,

                                       15

agreements, understandings or course of conduct between the parties with respect to the subject matter hereof including, without limitation, the Former
Agreement.

         9.2 Amendment. This Agreement shall not be amended, altered or changed except by a written instrument executed by the parties hereto or their permitted assignees, if any.

         9.3 Waiver. Any waiver by either party hereto of an obligation on the part of the other party shall be ineffective unless in writing and shall not be deemed to be a waiver of any other future obligation or performance.

         9.4 Severability. In the event that any provision hereof is found by a court of competent jurisdiction to be unenforceable, such unenforceability shall not affect the binding nature of the balance of the Agreement and the remaining provisions shall be given effect, to the extent possible, as if the unenforceable provision had not been included herein.

         9.5 Governing Law. This Agreement and the rights and obligations of the parties hereunder, shall be construed in accordance with the law of the
State of Delaware.

         9.6 Notices. The notices to be given hereunder shall be given in writing, by (i) certified mail, postage prepaid, (ii) by reputable overnight courier service, (iii) by facsimile transmission, or (iv) personal delivery, and addressed in each case as follows, or to such other address as the parties may designate by written notice under this Section 9.6:

         If to Sysco:              Sysco Corporation
                                   1390 Enclave Parkway
                                   Houston, TX  77077-2099
                                   Attn:    Senior Vice President
                                   Baugh Supply Chain
                                   Telephone:  (713) 584-1390
                                   Telefax:    (713) 584-4070

                                   Copy to:

                                   Sysco Corporation
                                   1390 Enclave Parkway
                                   Houston, TX  77077-2099
                                   Attn:    General Counsel
                                   Telephone:  (713) 584-1390
                                   Telefax:    (713) 584-2510

         If to AIPC:               AIPC Sales Company
                                   4100 North Mulberry Drive
                                   Kansas City, MO  64116-0696
                                   Attn:    President
                                   Telephone:  (816) 584-5201
                                   Telefax:    (816) 584-5301

                                       16

                                   Copy to:

                                   American Italian Pasta Company
                                   4100 North Mulberry Drive
                                   Kansas City, MO  64116-0696
                                   Attn:    Chief Financial Officer
                                   Telephone:        (816) 584-5634
                                   Telefax: (816) 584-5734

                                   Blackwell Sanders Peper Martin, LLP
                                   2300 Main Street, Suite 1000
                                   Kansas City, MO  64108
                                   Attn:    James M. Ash, Esq.
                                   Telephone:        (816) 983-8137
                                   Telefax: (816) 983-8080

Notices shall be effective (i) three (3) days after deposit in the mail if given by certified mail, (ii) the next business day following deposit with a courier if given by courier, (iii) when received if given by facsimile transmission or personal delivery.

         9.7 Force Majeure. The obligations of the parties hereto, and of their permitted assigns, shall be subject to all acts of God; riots, insurrections;
federal and state laws, orders, rules and regulations; interference by civil, military or naval authorities; governmental actions; accidents; storms, fire or other casualty; and other similar events of force majeure which are beyond the reasonable control of the party obligated to perform, and such performance obligation shall be suspended during the period of such force majeure; provided that any such force majeure shall not operate to extend the term hereof. If force majeure extends for more than six (6) consecutive months, then either party may `terminate this Agreement.

         9.8 Relationship of Parties. Nothing in this Agreement
shall be deemed or construed by the parties or by any third parties as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act or the parties, shall be deemed to create any relationship between the parties other than the relationship of buyer and seller.

         9.9 Past Practice. Whenever this Agreement refers to "past practice"
as in references to treatment consistent with past practice, such reference is to the past practice of the parties under the Former Agreement.

         9.10 Dispute Resolution. Except as provided below, the parties shall submit any and all disputes controversies or claims arising out of or related to this Agreement ("Disputes") to non-binding mediation to be held in Houston,
Texas. If complete agreement cannot be reached within forty-five (45) days of submission to mediation, and if written notice of desire to arbitrate is given by either of the parties as provided below and the matter is not then otherwise resolved by the parties hereto, such Disputes shall be settled by resort to arbitration in accordance with Title 9 of the United States Code (the United
States Arbitration Act), the Commercial Arbitration Rules, and the Optional
Rules for Emergency Measures of Protection, all as amended from time to time
(the "Rules") of the American Arbitration Association and the provisions of this
Section 9.10; provided, however, that the provisions of this Section shall prevail in the event of any conflict with such Rules. The parties agree that they shall use their best efforts to cause the matter to be presented to a panel of three arbitrators (at least one of whom shall have at least ten years of industry experience relating to the subject matter of the dispute) within thirty
(30) days after the establishment of such panel. Such selection of arbitrators shall be made in accordance with the Rules. There shall be no discovery. Pending the arbitration hearing, any provisional remedy that would be available to a party from a court of law shall be available from the arbitration panel. The decision of a majority of the arbitration panel with respect to the matters referred to them pursuant hereto shall be final and binding upon the parties to the dispute, and confirmation and enforcement thereof may be rendered thereon by any court having jurisdiction upon application of any person who is a party to the arbitration proceeding. The costs and expenses incurred in the course of such arbitration shall be borne by the party or parties against whose favor the decisions and conclusions of the arbitration panel are rendered; provided, however, that if the arbitration panel determines that its decisions are not rendered wholly against the favor of one party or parties or the other, the arbitration panel shall be authorized to apportion such costs and expenses in the manner that it deems fair and just in light of the merits of the dispute and its resolution. The arbitration panel shall have no power or authority under this Agreement or otherwise to award or provide for the award of punitive or consequential damages against any party.

     The provisions of this Section 9.10 shall not apply to third party claims brought against either party and their respective directors, officers, employees or agents for which such party may have a right to indemnity from the other party under this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

                                      SYSCO CORPORATION

                                      By:      /s/ Larry G. Pulliam
                                               Larry G. Pulliam
                                               Senior Vice President,
                                               Baugh Supply Chain

                                      AIPC SALES CO.

                                      By:      /s/ Timothy S. Webster
                                               Timothy S. Webster
                                               Title: President and
                                                      Chief Executive Officer

                                       18

                           Exhibit List

2.1                 List of Products by SKU and Baseline Prices

2.3                 Baseline Semolina Cost

2.4(a)-l            Baseline Packaging Cost

2.4(a)-2            Other Packaging Data

2.5                 Baseline Transportation Cost

2.6                 Baseline Average Piece Pick Cost

2.7                 Baseline Additives Costs

2.8                 Baseline Co-Packing Cost

2.9                 Baseline Conversion Cost

7.3                 AIPC Insurance

                                                    Exhibit 2.1
                                                 SYSCO PRICE LIST
                                                     EXCELSIOR

NOTE) Prices are FOB Plant.
                                                                                                    FORMER        FORMER         NEW BASELINE          NEW BASELINE
                           UPC                                                       PACK/         INVOICE          PER             INVOICE                PER
         SKU               CODE                    DESCRIPTION                        SIZE         UNIT LIST       LB/$            UNIT LIST               LB/$
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
ARREZZIO BULK:
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600533     5587951    ARR DITALINI/SALAD MACARONI                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              630631     8341851    ARR HEAVY WALL ELBOW MACARONI              20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600538     4882148    ARR MEDIUM SHELL                           20   2/10 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600534     5588017    ARR ROTINI/GARDEN SPIRALS                  20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600535     5587993    ARR ROTINI/PLAIN                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600520     5750369    ARR SALAD SHELL                            20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              633532     5776935    ARR THIN SPAGHETTI                         20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600537     4882205    ARR ZITI                                   20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620530     5833991    ARR PENNE RIGATE                           30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660374     3038452    ARR LINGUINE                               30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660376     3038502    ARR SPAGHETTI                              30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660712     3038551    ARR FETTUCCINE                             30    6/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660380     3038593    ARR WIDE EGG NOODLE                        15    3/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660381     3038791    ARR MEDIUM EGG NOODLE                      15    3/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660382     3038692    ARR ELBOW MACARONI                         30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

LABELLA BULK:
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660777     4278206    PBB LASAGNA-RIDGED-10"                     12   12/1 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660078     6271522    PBB ACINI DI PEPE                          10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600769     4862967    PBB CAPELLINI/ANGEL HAIR 10"               20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600770     6040885    PBB CAVATAPPI                              20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600771     4862694    PBB CAVATELLI                              20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600772     4862728    PBB DITALINI/SALAD MACARONI                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660391     3022050    PBB FETTUCCINI 10" EGG                     20    4/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660389     3022035    PBB FETTUCCINI 10" SPINACH                 20    4/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660388     3021979    PBB FETTUCCINI 10" THICK                   20    4/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600735     4862843    PBB FETTUCCINI 20"                         20   1/20 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600778     4863015    PBB FINE EGG NOODLE                        10    2/5 LB                [*]                         [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660835     8386609    PBB GEMELLI                                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600737     4975595    PBB GIANT SHELLS                           10   1/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600782     4863023    PBB KLUSKI EGG NOODLE                      10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600783     4862793    PBB LARGE SHELLS                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600784     4933164    PBB LASAGNE RIDGED 20"                     10   1/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600785     4862876    PBB LINGUINE 20"                           20   1/20 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

                                                    Exhibit 2.1
                                                 SYSCO PRICE LIST
                                                     EXCELSIOR

NOTE) Prices are FOB Plant.
                                                                                                    FORMER        FORMER         NEW BASELINE          NEW BASELINE
                           UPC                                                       PACK/         INVOICE          PER             INVOICE                PER
         SKU               CODE                    DESCRIPTION                        SIZE         UNIT LIST       LB/$            UNIT LIST               LB/$
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600740     6271530    PBB LONG FUSILLI                           10   1/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600786     4913117    PBB MACARONI ELBOW LARGE RIDGED            20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600773     5309554    PBB MAFALDA (MINI LASAGNA)                 10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600788     4913165    PBB MANICOTTI                               2    1/2 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600728     4786943    PBB MEDIUM SHELLS                          20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660101     8009169    PBB MINI PENNE RIGATE                      20   2/10 LB                [*]                         [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660789     4862736    PBB MOSTACCIOLI                            20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600725     4933172    PBB ORZO                                   20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600739     5878954    PBB PERCIATELLI                            20   1/20 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600791     4913133    PBB RADIATORE                              20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600792     6071450    PBB RIGATONI #1 (RIGATONICINI)             20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660827     4787263    PBB RIGATONI 2/5                           10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600793     5173166    PBB ROTELLI                                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620531     5833893    PBB ROTINI/PLAIN SPIRALS                   30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600795     4862777    PBB SMALL SHELLS                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600786     4862900    PBB SPAGHETTI 20"                          20   1/20 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600800     4862975    PBB THIN SPAGHETTI 10"                     20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600799     4862892    PBB THIN SPAGHETTI 20"                     20   1/20 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660313     2858876    PBB TRI-COLOR BOW TIES                     10    2/5 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660315     2858892    PBB TRI-COLOR MEDIUM SHELLS                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660312     2865863    PBB TRI-COLOR ORZO                         20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660314     2858884    PBB TRI-COLOR PENNE RIGATE                 20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600756     6663025    PBB WAGON WHEELS                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              630113     8032989    PBB XWIDE EGG NOODLE                       10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600801     4862835    PBB ZITI                                   20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660130     1562412    PBB ORECCHIETTE                            20    4/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620534     5833264    PBB CAPELLI D'ANGELO                       30    6/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620105     7868078    PBB TRI-COLOR RADIATORE                    20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620104     7723547    PBB TRI-COLOR CAVATAPPI                    20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620401     6091938    PBB LASANGA/SMOOTH 10"                     12   12/1 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620532     5833975    PBB WIDE EGG NOODLE                        15    3/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620533     5833785    PBB MEDIUM EGG NOODLE                      15    3/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660375     3038486    PBB LINGUINE                               30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660377     3038510    PBB SPAGHETTI                              30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660713     3038783    PBB FETTUCCINI                             30    6/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660383     3038718    PBB ELBOW MACARONI                         30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

                                                    Exhibit 2.1
                                                 SYSCO PRICE LIST
                                                     EXCELSIOR

NOTE) Prices are FOB Plant.
                                                                                                    FORMER        FORMER         NEW BASELINE          NEW BASELINE
                           UPC                                                       PACK/         INVOICE          PER             INVOICE                PER
         SKU               CODE                    DESCRIPTION                        SIZE         UNIT LIST       LB/$            UNIT LIST               LB/$
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660384     3038924    PBB BOWTIES                                20    4/5 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660385     3038940    PBB ROTINI/GARDEN SPIRALS                  30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660386     3038965    PBB PENNE RIGATE                           30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

                                                    Exhibit 2.1
                                                 SYSCO PRICE LIST
                                                     COLUMBIA

NOTE) Prices are FOB Plant.
                                                                                                    FORMER        FORMER         NEW BASELINE          NEW BASELINE
                           UPC                                                       PACK/         INVOICE          PER             INVOICE                PER
         SKU               CODE                    DESCRIPTION                        SIZE         UNIT LIST       LB/$            UNIT LIST               LB/$
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
ARREZZIO BULK:
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600533     5587951    ARR DITALINI/SALAD MACARONI                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              630631     8341851    ARR HEAVY WALL ELBOW MACARONI              20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600538     4882148    ARR MEDIUM SHELL                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600534     5588017    ARR ROTINI/GARDEN SPIRALS                  20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600535     5587993    ARR ROTINI/PLAIN                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600520     5750369    ARR SALAD SHELL                            20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              633532     5776935    ARR THIN SPAGHETTI                         20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600537     4882205    ARR ZITI                                   20   2/10 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620530     5833991    ARR PENNE RIGATE                           30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660374     3038452    ARR LINGUINE                               30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660376     3038502    ARR SPAGHETTI                              30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660712     3038551    ARR FETTUCCINE                             30    6/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660380     3038593    ARR WIDE EGG NOODLE                        15    3/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660381     3038791    ARR MEDIUM EGG NOODLE                      15    3/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660382     3038692    ARR ELBOW MACARONI                         30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
LABELLA BULK:
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660777     4278206    PBB LASAGNA-RIDGED-10"                     12   12/1 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660078     6271522    PBB ACINI DI PEPE                          10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600769     4862967    PBB CAPELLINI/ANGEL HAIR 10"               20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600770     6040885    PBB CAVATAPPI                              20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600771     4862694    PBB CAVATELLI                              20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600772     4862728    PBB DITALINI/SALAD MACARONI                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660391     3022050    PBB FETTUCCINI 10" EGG                     20    4/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660389     3022035    PBB FETTUCCINI 10" SPINACH                 20    4/5 LB              [*]                            [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660388     3021979    PBB FETTUCCINI 10" THICK                   20    4/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600735     4862843    PBB FETTUCCINI 20"                         20   1/20 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600778     4863015    PBB FINE EGG NOODLE                        10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660835     8386609    PBB GEMELLI                                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600737     4975595    PBB GIANT SHELLS                           10   1/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600782     4863023    PBB KLUSKI EGG NOODLE                      10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600783     4862793    PBB LARGE SHELLS                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600784     4933164    PBB LASAGNE RIDGED 20"                     10   1/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

                                                    Exhibit 2.1
                                                 SYSCO PRICE LIST
                                                     COLUMBIA

NOTE) Prices are FOB Plant.
                                                                                                    FORMER        FORMER         NEW BASELINE          NEW BASELINE
                           UPC                                                       PACK/         INVOICE          PER             INVOICE                PER
         SKU               CODE                    DESCRIPTION                        SIZE         UNIT LIST       LB/$            UNIT LIST               LB/$
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600785     4862876    PBB LINGUINE 20"                           20   1/20 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600740     6271530    PBB LONG FUSILLI                           10   1/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600786     4913117    PBB MACARONI ELBOW LARGE RIDGED            20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600773     5309554    PBB MAFALDA (MINI LASAGNA)                 10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600788     4913165    PBB MANICOTTI                               2    1/2 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600728     4786943    PBB MEDIUM SHELLS                          20   2/10 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660101     8009169    PBB MINI PENNE RIGATE                      20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660789     4862736    PBB MOSTACCIOLI                            20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600725     4933172    PBB ORZO                                   20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600739     5878954    PBB PERCIATELLI                            20   1/20 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600791     4913133    PBB RADIATORE                              20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600792     6071450    PBB RIGATONI #1 (RIGATONICINI)             20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660827     4787263    PBB RIGATONI 2/5                           10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600793     5173166    PBB ROTELLI                                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620531     5833893    PBB ROTINI/PLAIN SPIRALS                   30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600795     4862777    PBB SMALL SHELLS                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600736     4862900    PBB SPAGHETTI 20"                          20   1/20 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600800     4862975    PBB THIN SPAGHETTI 10"                     20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600799     4862892    PBB THIN SPAGHETTI 20"                     20   1/20 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660313     2858876    PBB TRI-COLOR BOW TIES                     10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660315     2858892    PBB TRI-COLOR MEDIUM SHELLS                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660312     2865863    PBB TRI-COLOR ORZO                         20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660314     2858884    PBB TRI-COLOR PENNE RIGATE                 20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600756     6663025    PBB WAGON WHEELS                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              630113     8032989    PBB XWIDE EGG NOODLE                       10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600801     4862835    PBB ZITI                                   20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660130     1562412    PBB ORECCHIETTE                            20    4/5 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620534     5833264    PBB CAPELLI D'ANGELO                       30    6/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620105     7868078    PBB TRI-COLOR RADIATORE                    20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620104     7723547    PBB TRI-COLOR CAVATAPPI                    20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620401     6091938    PBB LASANGA/SMOOTH 10"                     12   12/1 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620532     5833975    PBB WIDE EGG NOODLE                        15    3/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620533     5833785    PBB MEDIUM EGG NOODLE                      15    3/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660375     3038486    PBB LINGUINE                               30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660377     3038510    PBB SPAGHETTI                              30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

                                                    Exhibit 2.1
                                                 SYSCO PRICE LIST
                                                     COLUMBIA

NOTE) Prices are FOB Plant.
                                                                                                    FORMER        FORMER         NEW BASELINE          NEW BASELINE
                           UPC                                                       PACK/         INVOICE          PER             INVOICE                PER
         SKU               CODE                    DESCRIPTION                        SIZE         UNIT LIST       LB/$            UNIT LIST               LB/$
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660713     3038783    PBB FETTUCCINI                             30    6/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660383     3038718    PBB ELBOW MACARONI                         30   3/10 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660384     3038924    PBB BOWTIES                                20    4/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660385     3038940    PBB ROTINI/GARDEN SPIRALS                  30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660386     3038965    PBB PENNE RIGATE                           30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

                                                    Exhibit 2.1
                                                 SYSCO PRICE LIST
                                                     TOLLESON

NOTE) Prices are FOB Plant.

                                                                                                    FORMER        FORMER         NEW BASELINE          NEW BASELINE
                           UPC                                                       PACK/         INVOICE          PER             INVOICE                PER
         SKU               CODE                    DESCRIPTION                        SIZE         UNIT LIST       LB/$            UNIT LIST               LB/$
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
ARREZZIO BULK:
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600533     5587951    ARR DITALINI/SALAD MACARONI                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              630631     8341851    ARR HEAVY WALL ELBOW MACARONI              20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600538     4882148    ARR MEDIUM SHELL                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600534     5588017    ARR ROTINI/GARDEN SPIRALS                  20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600535     5587993    ARR ROTINI/PLAIN                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600520     5750369    ARR SALAD SHELL                            20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              633532     5776935    ARR THIN SPAGHETTI                         20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600537     4882205    ARR ZITI                                   20   2/10 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620530     5833991    ARR PENNE RIGATE                           30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660374     3038452    ARR LINGUINE                               30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660376     3038502    ARR SPAGHETTI                              30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660712     3038551    ARR FETTUCCINE                             30    6/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660380     3038593    ARR WIDE EGG NOODLE                        15    3/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660381     3038791    ARR MEDIUM EGG NOODLE                      15    3/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660382     3038692    ARR ELBOW MACARONI                         30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
LABELLA BULK:
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660777     4278206    PBB LASAGNA-RIDGED-10"                     12   12/1 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660078     6271522    PBB ACINI DI PEPE                          10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600769     4862967    PBB CAPELLINI/ANGEL HAIR 10"               20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600770     6040885    PBB CAVATAPPI                              20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600771     4862694    PBB CAVATELLI                              20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600772     4862728    PBB DITALINI/SALAD MACARONI                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660391     3022050    PBB FETTUCCINI 10" EGG                     20    4/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660389     3022035    PBB FETTUCCINI 10" SPINCH                  20    4/5 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660388     3021979    PBB FETTUCCINI 10" THICK                   20    4/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600735     4862843    PBB FETTUCCINI 20"                         20   1/20 LB
--------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600778     4863015    PBB FINE EGG NOODLE                        10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660835     8386609    PBB GEMELLI                                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600737     4975595    PBB GIANT SHELLS                           10   1/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600782     4863023    PBB KLUSKI EGG NOODLE                      10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600783     4862793    PBB LARGE SHELLS                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600784     4933164    PBB LASAGNE RIDGED 20"                     10   1/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600785     4862876    PBB LINGUINE 20"                           20   1/20 LB

                                                    Exhibit 2.1
                                                 SYSCO PRICE LIST
                                                     TOLLESON

NOTE) Prices are FOB Plant.
                                                                                                    FORMER        FORMER         NEW BASELINE          NEW BASELINE
                           UPC                                                       PACK/         INVOICE          PER             INVOICE                PER
         SKU               CODE                    DESCRIPTION                        SIZE         UNIT LIST       LB/$            UNIT LIST               LB/$
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600740     6271530    PBB LONG FUSILLI                           10   1/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600786     4913117    PBB MACARONI ELBOW LARGE RIDGED            20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600773     5309554    PBB MAFALDA (MINI LASAGNA)                 10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600788     4913165    PBB MANICOTTI                               2    1/2 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600728     4786943    PBB MEDIUM SHELLS                          20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660101     8009169    PBB MINI PENNE RIGATE                      20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660789     4862736    PBB MOSTACCIOLI                            20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600725     4933172    PBB ORZO                                   20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600739     5878954    PBB PERCIATELLI                            20   1/20 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600791     4913133    PBB RADIATORE                              20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600792     6071450    PBB RIGATONI #1 (RIGATONICINI)             20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660827     4787263    PBB RIGATONI 2/5                           10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600793     5173166    PBB ROTELLI                                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620531     5833893    PBB ROTINI/PLAIN SPIRALS                   30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600795     4862777    PBB SMALL SHELLS                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600736     4862900    PBB SPAGHETTI 20"                          20   1/20 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600800     4862975    PBB THIN SPAGHETTI 10"                     20   2/10 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600799     4862892    PBB THIN SPAGHETTI 20"                     20   1/20 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660313     2858876    PBB TRI-COLOR BOW TIES                     10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660315     2858892    PBB TRI-COLOR MEDIUM SHELLS                20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660312     2865863    PBB TRI-COLOR ORZO                         20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660314     2858884    PBB TRI-COLOR PENNE RIGATE                 20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600756     6663025    PBB WAGON WHEELS                           20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              630113     8032989    PBB XWIDE EGG NOODLE                       10    2/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              600801     4862835    PBB ZITI                                   20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660130     1562412    PBB ORECCHIETTE                            20    4/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620534     5833264    PBB CAPELLI D'ANGELO                       30    6/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620105     7868078    PBB TRI-COLOR RADIATORE                    20   2/10 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620104     7723547    PBB TRI-COLOR CAVATAPPI                    20   2/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620401     6091938    PBB LASANGA/SMOOTH 10"                     12   12/1 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620532     5833975    PBB WIDE EGG NOODLE                        15    3/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              620533     5833785    PBB MEDIUM EGG NOODLE                      15    3/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660375     3038486    PBB LINGUINE                               30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660377     3038510    PBB SPAGHETTI                              30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660713     3038783    PBB FETTUCCINI                             30    6/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660383     3038718    PBB ELBOW MACARONI                         30   3/10 LB             [*]                              [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

                                                    Exhibit 2.1
                                                 SYSCO PRICE LIST
                                                     TOLLESON

NOTE) Prices are FOB Plant.
                                                                                                    FORMER        FORMER         NEW BASELINE          NEW BASELINE
                           UPC                                                       PACK/         INVOICE          PER             INVOICE                PER
         SKU               CODE                    DESCRIPTION                        SIZE         UNIT LIST       LB/$            UNIT LIST               LB/$
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660384     3038924    PBB BOWTIES                                20    4/5 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660385     3038940    PBB ROTINI/GARDEN SPIRALS                  30   3/10 LB             [*]                         [*]
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------
              660386     3038965    PBB PENNE RIGATE                           30   3/10 LB
-------------------------------------------------------------------------------    -----------  ----------------------------   ----------------------------------------

                                                    Exhibit 2.3
                                              Baseline Semolina Cost

                                                 Excelsior Springs            Columbia                Tolleson
                                                 -------------------     --------------------     -----------------

[*]

                                                 Exhibit 2-4(a)-1
                                              Baseline Packaging Cost

     Item Number                                 Description           Unit of Measure       Baseline Cost
     -----------                                 -----------           ---------------       -------------
           500641      PBB*(FL50)-LONG GOODS-5#                     1 Impression
           500343      PBB*(FLB1) LONG GOOD                         1 Impression
           500342      PBB*(FSB1)-EGG NOODLE                        1 Impression
           500340      PBB*(FSB1)-SHORT GOOD                        1 Impression
           500190      CLR*(FLB1)LONG GOOD-10#                      1 Impression
           500189      CLR*(FSB1)-SHORT GOOD                        1 Impression
           401029      RET*CTN-LASAGNE-NO WNDW/PLAIN                1 Carton
           201204      BOX-PBB(BF08)                                1 Box
           201136      BOX-PBB(BB04) LASAGNA-12/1                   1 Box
           201135      BOX-PBB(BE31) SHORT GOODS                    1 Box
           201134      BOX-PBB(BE29) SHORT GOODS                    1 Box
           201133      BOX-ARR(BE28) SHORT GOODS                    1 Box
           201132      BOX-PBB(BE32) SHORT GOODS                    1 Box                        [*]
           201131      BOX-PBB(BF12) LONG GOODS                     1 Box
           201123      BOX-ARR(BD25) LONG GOODS                     1 Box
           201122      BOX-PBB(BD25) LONG GOODS                     1 Box
           201120      BOX-PBB(BD04) LONG GOODS                     1 Box
           201004      BOX-ARR(BF12) SPAGHETTI-3/10                 1 Box
           201003      BOX-ARR(BF12) LINGUINE-3/10                  1 Box
           200715      BOX-PBB(BE07) SHORT GOODS                    1 Box
           200585      BOX-PBB(BF01) FETTUCCINE-20"                 1 Box
           200583      BOX-PBB(BF04) LONG GOODS-20"                 1 Box
           200578      BOX-PBB(BF09) LONG GOODS-10"                 1 Box
           200573      BOX-PBB(BE05) SHORT GOODS                    1 Box
           200568      BOX-PBB(BE01) SHORT GOODS                    1 Box
           200567      BOX-PBB(BE04) SHORT GOODS                    1 Box
           200566      BOX-PBB(BE02) SHORT GOODS                    1 Box
           200565      BOX-PBB(BE20) SHORT GOODS                    1 Box
           200564      BOX-PBB(BE03) SHORT GOODS                    1 Box
           200531      BOX-ARR(BF09) LNG GDS-new                    1 Box
           200529      BOX-ARR(BE20) SG                             1 Box
           200525      BOX-ARR(BE01) SHORT GOODS                    1 Box
           200524      BOX-ARR(BE02) SHORT GOODS                    1 Box                          [*]

     Item Number                                 Description       Unit of Measure       Baseline Cost
     -----------                                 -----------       ---------------       -------------
           200523      BOX-ARR(BE04) SHORT GOODS                1 Box
           200522      BOX-ARR(BE03) SHORT GOODS                1 Box
           200419      BOX-PBB(BF01) LSGN/RDGD-20"              1 Box
           200384      BOX-PBB(BE28) PENNE RIGTE-3/10           1 Box
           200382      BOX-PBB(BE28) BOWTIES-4/5#               1 Box                           [*]
           200381      BOX-PBB(BE30) ELBOW MAC-3/10             1 Box
           200380      BOX-ARR(BE30) ELBOW MAC-3/10             1 Box
           200379      BOX-ARR(BE31) MED NOODLES-3/5            1 Box
           200378      BOX-ARR(BE32) WIDE NOODLES-3/5           1 Box
           100140      LASAGNE DIVIDER-20"                      1 Box
           100138      LASAGNE DIVIDER-10"                      1 Box

                                                 Exhibit 2-4(a)-2
                                               Other Packaging Data

                                                                   Finished                                                   Film /    Film / Box   Film /     Film /
                                                                   Good Pasta   Film /                                        Box       Quantity     Box        Box Cost
Finished Good    Finished                                          / Lbs per    Box Item                                      Baseline  Required     Total      per
SKU #            Good Label  Finished Good Description             Case         Number     Film / Box Description             Cost      per FG SKU   Cost       Pasta lb.
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
600725           PBB         ROSAMARINA                            20           200715     BOX-PBB (BE07) SHORT GOODS
600725           PBB         ROSAMARINA                            20           500340     PBB*(FSB1)-SHORT GOOD
600728           PBB         MEDIUM SHELLS                         20           200567     BOX-PBB (BE04) SHORT GOODS                      [*]
600728           PBB         MEDIUM SHELLS                         20           500340     PBB*(FSB1)-SHORT GOOD
600735           PBB         FETTUCCINE-20"-1/20                   20           200585     BOX-PBB (BF01) FETTUCCINE-20"
600736           PBB         SPAGHETTI-20"-1/20                    20           200583     BOX-PBB (BF04) LONG GOODS 20"
600739           PBB         PERCIATELLI-10"-1/20                  20           201204     BOX-PBB (BF08)
600739           PBB         PERCIATELLI-10"-1/20                  20           100138     LASAGNE DIVIDER-10"
600756           PBB         WAGON WHEELS                          20           200573     BOX-PBB (BE05) SHORT GOODS
600756           PBB         WAGON WHEELS                          20           500340     PBB*(FSB1)-SHORT GOOD
600769           PBB         CAPELLINI/ANGEL HAIR-10"              20           200578     BOX-PBB (BF09) LONG GOODS-10"
600769           PBB         CAPELLINI/ANGEL HAIR-10"              20           500343     PBB*(FLB1) LONG GOOD
600770           PBB         CAVATAPPI                             20           200567     BOX-PBB (BE04) SHORT GOODS
600770           PBB         CAVATAPPI                             20           500340     PBB*(FSB1)-SHORT GOOD
600771           PBB         CAVATELLI                             20           200573     BOX-PBB (BE05) SHORT GOODS
600771           PBB         CAVATELLI                             20           500340     PBB*(FSB1)-SHORT GOOD
600772           PBB         DITALINI/SALAD MACARONI               20           200566     BOX-PBB (BE02) SHORT GOODS
600772           PBB         DITALINI/SALAD MACARONI               20           500340     PBB*(FSB1)-SHORT GOOD
600773           PBB         DUMPLING/MAFALA-2/5-1.125"            10           200564     BOX-PBB (BE03) SHORT GOODS
600773           PBB         DUMPLING/MAFALA-2/5-1.125"            10           500340     PBB*(FSB1)-SHORT GOOD
600778           PBB         FINE EGG NOODLE-2/5                   10           200566     BOX-PBB (BE02) SHORT GOODS
600778           PBB         FINE EGG NOODLE-2/5                   10           500342     PBB*(FSB1)-EGG NOODLE                           [*]
600782           PBB         KLUSKI EGG NOODLE-2/5                 10           200566     BOX-PBB (BE02) SHORT GOODS
600782           PBB         KLUSKI EGG NOODLE-2/5                 10           500342     PBB*(FSB1)-EGG NOODLE
600783           PBB         LARGE SHELLS                          20           200567     BOX-PBB (BE04) SHORT GOODS
600783           PBB         LARGE SHELLS                          20           500340     PBB*(FSB1)-SHORT GOOD
600784           PBB         LASAGNE-RIDGED 20"-1/10               10           100140     LASAGNE DIVIDER-20"
600784           PBB         LASAGNE-RIDGED 20"-1/10               10           200419     BOX-PBB (BF01) LSGN/RDGD-20"
600785           PBB         LINGUINE-20"-1/20                     20           200583     BOX-PBB (BF04) LONG GOODS-20"
600786           PBB         MACARONI-ELBOW LG RIDGED              20           200567     BOX-PBB (BE04) SHORT GOODS
600786           PBB         MACARONI-ELBOW LG RIDGED              20           500340     PBB*(FSB1)-SHORT GOOD
600789           PBB         MOSTACCIOLI                           20           200564     BOX-PBB (BE03) SHORT GOODS
600789           PBB         MOSTACCIOLI                           20           500340     PBB*(FSB1)-SHORT GOOD
600791           PBB         RADIATORE                             20           200567     BOX-PBB (BE04) SHORT GOODS
600791           PBB         RADIATORE                             20           500340     PBB*(FSB1)-SHORT GOOD
600792           PBB         RIGATONCINI                           20           200573     BOX-PBB (BE05) SHORT GOODS
600792           PBB         RIGATONCINI                           20           500340     PBB*(FSB1)-SHORT GOOD
600793           PBB         ROTELLI                               20           200567     BOX-PBB (BE04) SHORT GOODS
600793           PBB         ROTELLI                               20           500340     PBB*(FSB1)-SHORT GOOD
600795           PBB         SMALL SHELLS                          20           200564     BOX-PBB (BE03) SHORT GOODS

                                                                   Finished
                                                                   Good Pasta   Film /
Finished Good    Finished                                          / Lbs per    Box Item
SKU #            Good Label  Finished Good Description             Case         Number     Film / Box Description
------------------------------------------------------------------------------------------------------------------------------------
600795           PBB         SMALL SHELLS                          20           500340     PBB*(FSB1)-SHORT GOOD
600799           PBB         VERMICELLI/T SPAG-20"-1/20            20           200583     BOX-PBB (BF04) LONG GOODS-20"
600800           PBB         VERMICELLI/T SPAGHETTI-10"            20           200578     BOX-PBB (BF09) LONG GOODS 10"                           [*]
600800           PBB         VERMICELLI/T SPAGHETTI-10"            20           500343     PBB*(FLB1) LONG GOOD
600801           PBB         ZITI                                  20           200564     BOX-PBB (BE03) SHORT GOODS
600801           PBB         ZITI                                  20           500340     PBB*(FSB1)-SHORT GOOD
620104           PBB         CAVATAPPI/TRI-COLOR                   20           200567     BOX-PBB (BE04) SHORT GOODS
620104           PBB         CAVATAPPI/TRI-COLOR                   20           500340     PBB*(FSB1)-SHORT GOOD
620105           PBB         RADIATORE/TRI-COLOR                   20           200567     BOX-PBB (BE04) SHORT GOODS
620105           PBB         RADIATORE/TRI-COLOR                   20           500340     PBB*(FSB1)-SHORT GOOD
620401           PBB         LASAGNA/SMOOTH-10"-12/1               12           201136     BOX-PBB (BB04) LASAGNA-12/1
620401           PBB         LASAGNA/SMOOTH-10"-12/1               12           401029     RET*CTN-LASAGNE-NO WNDW/PLAIN
620531           PBB         ROTINI/PLAIN SPIRALS-3/10             30           201134     BOX-PBB (BE29) SHORT GOODS
620531           PBB         ROTINI/PLAIN SPIRALS-3/10             30           500340     PBB*(FSB1)-SHORT GOOD
620532           PBB         WIDE EGG NOODLE-3/5                   15           201132     BOX-PBB (BE32) SHORT GOODS
620532           PBB         WIDE EGG NOODLE-3/5                   15           500342     PBB*(FSB1)-EGG NOODLE
620533           PBB         MEDIUM EGG NOODLE-3/5                 15           201135     BOX-PBB (BE31) SHORT GOODS
620533           PBB         MEDIUM EGG NOODLE-3/5                 15           500342     PBB*(FSB1)-EGG NOODLE
620534           PBB         CAPELLI D'ANGELO-6/5                  30           201122     BOX-PBB (BD25) LONG GOODS
620534           PBB         CAPELLI D'ANGELO-6/5                  30           500641     PBB*(FL50)-LONG GOODS-5#
630113           PBB         EXTRA WIDE EGG NOODLES-2/5            10           200573     BOX-PBB (BE05) SHORT GOODS
630113           PBB         EXTRA WIDE EGG NOODLES-2/5            10           500342     PBB*(FSB1)-EGG NOODLE
660101           PBB         MINI PENNE RIGATE-2/10                20           200566     BOX-PBB (BE02) SHORT GOODS                              [*]
660101           PBB         MINI PENNE RIGATE-2/10                20           500340     PBB*(FSB1)-SHORT GOOD
660130           PBB         ORECCHIETTE/SMOOTH-4/5                20           200565     BOX-PBB (BE20) SHORT GOODS
660312           PBB         ROSAMARINA/GARDEN 2/10#               20           200715     BOX-PBB (BE07) SHORT GOODS
660312           PBB         ROSAMARINA/GARDEN 2/10#               20           500340     PBB*(FSB1)-SHORT GOOD
660313           PBB         BOW TIES/GARDEN-2/5                   10           200568     BOX-PBB (BE01) SHORT GOODS
660313           PBB         BOW TIES/GARDEN-2/5                   10           500340     PBB*(FSB1)-SHORT GOOD
660314           PBB         PENNE RIGATE/TRICOLOR-2/10            20           200564     BOX-PBB (BE03) SHORT GOODS
660314           PBB         PENNE RIGATE/TRICOLOR-2/10            20           500340     PBB*(FSB1)-SHORT GOOD
660315           PBB         MEDIUM SHELLS/GARDEN 2/10             20           200567     BOX-PBB (BE04) SHORT GOODS
660315           PBB         MEDIUM SHELLS/GARDEN 2/10             20           500340     PBB*(FSB1)-SHORT GOOD
660375           PBB         LINGUINE 10" 3/10                     30           201131     BOX-PBB (BF12) LONG GOODS
660375           PBB         LINGUINE 10" 3/10                     30           500343     PBB*(FLB1) LONG GOOD
660377           PBB         SPAGHETTI-10" 3/10                    30           201131     BOX-PBB (BF12) LONG GOODS                               [*]
660377           PBB         SPAGHETTI-10" 3/10                    30           500343     PBB*(FLB1) LONG GOOD
660383           PBB         MACARONI-ELBOW 3/10                   30           200381     BOX-PBB (BE30) ELBOW MAC-3/10
660383           PBB         MACARONI-ELBOW 3/10                   30           500340     PBB*(FSB1)-SHORT GOOD
660384           PBB         BOW TIES-4/5                          20           200382     BOX-PBB (BE28) BOWTIES-4/5#
660384           PBB         BOW TIES-4/5                          20           500340     PBB*(FSB1)-SHORT GOOD
660385           PBB         ROTINI/GARDEN SPIRALS-3/10            30           201134     BOX-PBB (BE29) SHORT GOODS
660385           PBB         ROTINI/GARDEN SPIRALS-3/10            30           500340     PBB*(FSB1)-SHORT GOOD
660386           PBB         PENNE RIGATE/HW-3/10                  30           200384     BOX-PBB (BE28) PENNE RIGTE-3/10

                                                                   Finished
                                                                   Good Pasta   Film /
Finished Good    Finished                                          / Lbs per    Box Item
SKU #            Good Label  Finished Good Description             Case         Number     Film / Box Description
------------------------------------------------------------------------------------------------------------------------------------
660386           PBB         PENNE RIGATE/HW-3/10                  30           500340     PBB*(FSB1)-SHORT GOOD
660388           PBB         FETTUCCINE-THICK-10"-4/5#             20           201120     BOX-PBB (BD04) LONG GOODS
660388           PBB         FETTUCCINE-THICK-10"-4/5#             20           500343     PBB*(FLB1) LONG GOOD
660389           PBB         FETT-SPINACH-10"-4/5#                 20           201120     BOX-PBB (BD04) LONG GOODS
660389           PBB         FETT-SPINACH-10"-4/5#                 20           500343     PBB*(FLB1) LONG GOOD
660391           PBB         FETTUCCINE-EGG-10"-4/5#               20           201120     BOX-PBB (BD04) LONG GOODS                               [*]
660391           PBB         FETTUCCINE-EGG-10"-4/5#               20           500343     PBB*(FLB1) LONG GOOD
660713           PBB         FETTUCCINE-10"-6/5#                   30           201122     BOX-PBB (BD25) LONG GOODS
660713           PBB         FETTUCCINE-10"-6/5#                   30           500343     PBB*(FLB1) LONG GOOD
660777           PBB         LASAGNA-RIDGED 10"-12/1               12           201136     BOX-PBB (BB04) LASAGNA-12/1
660777           PBB         LASAGNA-RIDGED 10"-12/1               12           401029     RET*CTN-LASAGNE-NO WNDW/PLAIN
660827           PBB         RIGATONI/HW-(1.25")-2/5               10           200568     BOX-PBB (BE01) SHORT GOODS
660827           PBB         RIGATONI/HW-(1.25")-2/5               10           500340     PBB*(FSB1)-SHORT GOOD
660835           PBB         GEMELLI-2/10                          20           200564     BOX-PBB (BE03) SHORT GOODS
660835           PBB         GEMELLI-2/10                          20           500340     PBB*(FSB1)-SHORT GOOD

600520           ARR         SALAD SHELL                           20           200529     BOX-ARR (BE20) SG
600520           ARR         SALAD SHELL                           20           500189     CLR*(FSB1)-SHORT GOOD
600532           ARR         VERMICELLI/T SPAGHETTI-10"            20           200531     BOX-ARR (BF09) LNG GDS-NEW
600532           ARR         VERMICELLI/T SPAGHETTI-10"            20           500190     CLR*(FLB1) LONG GOOD-10#
600533           ARR         DITALINI/SAL MAC                      20           200524     BOX-ARR (BE02) SHORT GOODS
600533           ARR         DITALINI/SAL MAC                      20           500189     CLR*(FSB1)-SHORT GOOD
600534           ARR         ROTINI/GARDEN SPIRALS                 20           200529     BOX-ARR (BE20) SG
600534           ARR         ROTINI/GARDEN SPIRALS                 20           500189     CLR*(FSB1)-SHORT GOOD
600535           ARR         ROTINI/PLAIN SPIRALS                  20           200529     BOX-ARR (BE20) SG
600535           ARR         ROTINI/PLAIN SPIRALS                  20           500189     CLR*(FSB1)-SHORT GOOD
600537           ARR         ZITI                                  20           200522     BOX-ARR (BE03) SHORT GOODS
600537           ARR         ZITI                                  20           500189     CLR*(FSB1)-SHORT GOOD
600538           ARR         MEDIUM SHELLS                         20           200523     BOX-ARR (BE04) SHORT GOODS
600538           ARR         MEDIUM SHELLS                         20           500189     CLR*(FSB1)-SHORT GOOD
620530           ARR         PENNE RIGATE-3/10 (2"targt)           30           201133     BOX-ARR (BE28) SHORT GOODS                           [*]
620530           ARR         PENNE RIGATE-3/10 (2"targt)           30           500189     CLR*(FSB1)-SHORT GOOD
630631           ARR         ELBOW MAC/THICK WALL                  20           200525     BOX-ARR (BE01) SHORT GOODS
630631           ARR         ELBOW MAC/THICK WALL                  20           500189     CLR*(FSB1)-SHORT GOOD
660374           ARR         LINGUINE-10" 3/10                     30           201003     BOX-ARR (BF12) LINGUINE-3/10
660374           ARR         LINGUINE-10" 3/10                     30           500190     CLR*(FLB1) LONG GOOD-10#
660376           ARR         SPAGHETTI-10" 3/10                    30           201004     BOX-ARR (BF12) SPAGHETTI-3/10
660376           ARR         SPAGHETTI-10" 3/10                    30           500190     CLR*(FLB1) LONG GOOD-10#
660380           ARR         WIDE EGG NOODLE-3/5                   15           200378     BOX-ARR (BE32) WIDE NOODLES-3/5
660380           ARR         WIDE EGG NOODLE-3/5                   15           500189     CLR*(FSB1)-SHORT GOOD
660381           ARR         MEDIUM EGG NOODLE-3/5                 15           200379     BOX-ARR (BE31) MED NOODLES-3/5
660381           ARR         MEDIUM EGG NOODLE-3/5                 15           500189     CLR*(FSB1)-SHORT GOOD
660382           ARR         MACARONI-ELBOW 3/10                   30           200380     BOX-ARR (BE30) ELBOW MAC-3/10
660382           ARR         MACARONI-ELBOW 3/10                   30           500189     CLR*(FSB1)-SHORT GOOD

                                                                   Finished
                                                                   Good Pasta   Film /
Finished Good    Finished                                          / Lbs per    Box Item
SKU #            Good Label  Finished Good Description             Case         Number     Film / Box Description
------------------------------------------------------------------------------------------------------------------------------------

660712           ARR         FETTUCCINE-10"-6/5#                   30           201123     BOX-ARR (BD25) LONG GOODS
660712           ARR         FETTUCCINE-10"-6/5#                   30           500190     CLR*(FLB1) LONG GOOD-10#

                                                    Exhibit 2.5
                                           Baseline Transportation Cost

    SKU's Transferred from Excelsior Springs to Columbia:                       SKU's Transferred from Excelsior Springs to Tolleson:

   630631 ARR   HEAVY WALL ELBOW MACARONI                                     630631 ARR   HEAVY WALL ELBOW MACARONI
   660712 ARR   FETTUCINE                                                     660712 ARR   FETTUCINE
   660777 PBB   LASAGNA-RIDGED-10"                                            660777 PBB   LASAGNA-RIDGED-10"
   660078 PBB   ACINI DI PEPE                                                 660078 PBB   ACINI DI PEPE
   600771 PBB   CAVATELLI                                                     600770 PBB   CAVATAPPI
   660391 PBB   FETTUCCINI 10" EGG                                            660391 PBB   FETTUCCINE 10" EGG
   660389 PBB   FETTUCCINE 10" SPINACH                                        660389 PBB   FETTUCCINE 10" SPINACH
   660388 PBB   FETTUCCINE 10" THICK                                          660388 PBB   FETTUCCINE 10" THICK
   600735 PBB   FETTUCCINE 20"                                                600735 PBB   FETTUCCINE 20"
   600737 PBB   GIANT SHELLS                                                  600778 PBB   FINE EGG NOODLE
   600782 PBB   KLUSKI EGG NOODLE                                             660835 PBB   GEMELLI
   600783 PBB   LARGE SHELLS                                                  600737 PBB   GIANT SHELLS
   600784 PBB   LASAGNE RIDGED 20"                                            600782 PBB   KLUSKI EGG NOODLE
   600785 PBB   LINGUINE 20"                                                  600783 PBB   LARGE SHELLS
   600740 PBB   LONG FUSILLI                                                  600784 PBB   LASAGNE RIDGED 20"
   600786 PBB   MACARONI ELBOW LARGE RIDGED                                   600785 PBB   LINGUINE 20"
   600773 PBB   MAFALDA (MINI LASAGNA)                                        600786 PBB   MACARONI ELBOW LARGE RIDGED
   600788 PBB   MANICOTTI                                                     600773 PBB   MAFALDA (MINI LASAGNA)
   660101 PBB   MINI PENNE RIGATE                                             600788 PBB   MANICOTTI
   600739 PBB   PERCIATELLI                                                   660101 PBB   MINI PENNE RIGATE
   600792 PBB   RIGATONI #1 (RIGATONICINI)                                    600725 PBB   ORZO
   660827 PBB   RIGATONI 2/5                                                  600739 PBB   PERCIATELLI
   600736 PBB   SPAGHETTI 20"                                                 660827 PBB   RIGATONI 2/5
   600799 PBB   THIN SPAGHETTI 20"                                            600736 PBB   SPAGHETTI 20"
   660315 PBB   TRI-COLOR MEDIUM SHELLS                                       600799 PBB   THIN SPAGHETTI 20"
   660312 PBB   TRI-COLOR ORZO                                                660313 PBB   TRI-COLOR BOW TIES
   660314 PBB   TRI-COLOR PENNE RIGATE                                        660312 PBB   TRI-COLOR ORZO
   600756 PBB   WAGON WHEELS                                                  600756 PBB   WAGON WHEELS
   660130 PBB   ORECCHIETTE                                                   660130 PBB   ORECCHIETTE
   620105 PBB   TRI-COLOR RADIATORE                                           620105 PBB   TRI-COLOR RADIATORE
   620104 PBB   TRI-COLOR CAVATAPPI                                           620104 PBB   TRI-COOR CAVATAPPI
   620401 PBB   LASANGA/SMOOTH 10"                                            620401 PBB   LASANGA/SMOOTH 10"
   660713 PBB   FETTUCCINE                                                    660384 PBB   BOWTIES

Transportation Costs:

                                                                                                                Per Pasta Pound
                             To                                          From                                 Transportation Cost*
                 ----------------------------                  --------------------------                   -------------------------

                 Columbia, S.C.                                Excelsior Springs, MO                                [*]
                 Tolleson, AZ                                  Excelsior Springs, MO                                [*]

*Includes both freight and premium for double handling.

                                                    Exhibit 2.6
                                         Baseline Average Piece Pick Cost

Piece Pick Cost per pasta lb.                                                           [*]
Percentage of Pieces Picked                                                             [*]
                                                                                  ----------------
Baseline Average Piece Pick Cost per pasta pound                                        [*]

                                                    Exhibit 2.7
                                              Baseline Additives Cost

                                                                                                                              Baseline
                                                                                                                              Per Pasta
              Finished                                      Baseline Baseline Baseline                                       Pound
  Finished    Good                                            Egg     Tomato   Spinach                                        Additive
 Good SKU #    Label         Finished Good Description         Cost*   Cost*    Cost*   Egg %**  Tomato %**  Spinach %**         Cost
--------------------------------------------------------------------------------------------------------------------------  -------------
Sku-600778      PBB   FINE EGG NOODLE-2/5
Sku-600779      PBB   GARDEN ROTELLI
Sku-600782      PBB   KLUSKI EGG NOODLE-2/5
Sku-620104      PBB   CAVATAPPI/TRI-COLOR
Sku-620105      PBB   RADIATORE/TRI-COLOR
Sku-620532      PBB   WIDE EGG NOODLE-3/5
Sku-620533      PBB   MEDIUM EGG NOODLE-3/5
Sku-630133      PBB   EXTRA WIDE EGG NOODLES-2/5
Sku-660311      PBB   ELBOW MAC/TRI-COLOR-2/10
Sku-660312      PBB   ROSAMARINA/GARDEN 2/10#
Sku-660313      PBB   BOW TIES/GARDEN-2/5
Sku-660314      PBB   PENNE RIGATE/TRICOLOR-2/10                                            [*]
Sku-660315      PBB   MEDIUM SHELLS/GARDEN 2/10
Sku-660385      PBB   ROTINI/GARDEN SPIRALS-3/10
Sku-660389      PBB   FETT-SPINACH-10-4/5#
Sku-660391      PBB   FETTUCCINE-EGG-10-4/5#

Sku-600534      ARR   ROTINI/GARDEN SPIRALS
Sku-660380      ARR   WIDE EGG NOODLE-3/5
Sku-660381      ARR   MEDIUM EGG NOODLE-3/5
Sku-660393      ARR   FETT/SPIN-4/5#

*    Unit of Measure = Pounds of Additive

** Considers both the additive level of the individual noodle and the % of such noodles in the bag.

                                                    Exhibit 2.8
                                             Baseline Co-Packing Cost

                                                                                           Baseline Cost
    Item Number                                  Description                                  Per lb.
---------------------          -------------------------------------------------         ------------------
Sku-600737                     PBB GIANT SHELLS-1/10                                            [*]
Sku-600740                     PBB LONG FUSILLI 1/10                                            [*]
Sku-600788                     PBB MANICOTTI-1/2                                                [*]
Sku-660078                     PBB ACINI DI PEPE-2/5#                                           [*]
Sku-660130                     PBB ORECCHIETTE/SMOOTH-4/5                                       [*]

                                                    Exhibit 2.9
                                             Baseline Conversion Costs

                                               FY 2002
                                        ----------------------

Production Pounds                                [*]

Payroll                                          [*]
Utilities                                        [*]
Repairs and Maintenance                          [*]
Supplies                                         [*]
Quality Control                                  [*]
Insurance                                        [*]

                                        ----------------------
         Total                                   [*]

Total per lb.                                    [*]

                                                    Exhibit 6.3
                                              Insurance Requirements

         Coverage                                                              Limits
         --------                                                              ------
Workers' Compensation                                        Statutory Benefits

Employers' Liability                                         $500,000 Each Accident
                                                             $500,000 Each Employee
                                                             $500,000 Policy Limit

General Liability                                            $1,000,000 Products, Completed Operations
                                                             $2,000,000 Aggregate

Auto Liability                                               $1,000,000 Per Occurrence
                                                             $2,000,000 Aggregate

Umbrella                                                     $5,000,000 Per Occurrence